UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

FIRST NATIONAL COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-24121	23-2900790
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

102 E. Drinker Street, Dunmore, Pennsylvania		18512
(Address of principal executive offices)		(Zip Code)

(570).346.7667

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST NATIONAL COMMUNITY BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM. 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

By Resolution dated September 27, 2006, the Board of Directors of First National Community Bank (“Bank”), a wholly-owned subsidiary of First National Community Bancorp, Inc., authorized the Bank to adopt, effective January 1, 2005, the Amended and Restated Directors’ and Officers’ Deferred Compensation Plan (“Plan”) attached as Exhibit 99.1.  The Plan amends the previously amended Plan dated July 1, 2003.  These additional amendments to the Plan have been adopted to ensure the Plan’s continuing compliance with all applicable provisions of the tax laws, including Internal Revenue Code Section 409A.  The amendments impose certain restrictions concerning deferral and distribution elections and make certain additional minor modifications.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

99.1	First National Community Bank Amended and Restated Directors’ and Officers’ Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST NATIONAL COMMUNITY
BANCORP, INC.

Date: September 27, 2006	By:	/s/ Robert J. Mancuso
Title: Senior Vice-President & Cashier